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                                                                   Exhibit 10.28

                         AMERICAN FINANCIAL REALTY TRUST

                           2002 EQUITY INCENTIVE PLAN

               (As Amended and Restated, Effective April 12, 2003)

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                                TABLE OF CONTENTS

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                                                                                          Page No.
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ARTICLE 1. DEFINITIONS........................................................................1
     1.1      General.........................................................................1
ARTICLE 2. COMMON SHARES SUBJECT TO PLAN......................................................5
     2.1      Common Shares Subject to Plan...................................................5
     2.2      Add-back of Grants..............................................................5
ARTICLE 3. ELIGIBILITY; GRANTS; AWARD AGREEMENTS..............................................6
     3.1      Eligibility.....................................................................6
     3.2      Grants..........................................................................6
     3.3      Provisions Applicable to Section 162(m) Participants............................6
     3.4      Award Agreement.................................................................7
ARTICLE 4. OPTIONS............................................................................8
     4.1      Award Agreement for Option Grant................................................8
     4.2      Option Price....................................................................8
     4.3      Qualification for Incentive Stock Options.......................................8
     4.4      Change in Incentive Stock Option Grant..........................................8
     4.5      Option Term.....................................................................8
     4.6      Option Vesting..................................................................9
     4.7      Fair Market Value...............................................................9
ARTICLE 5. EXERCISE OF OPTIONS...............................................................10
     5.1      Partial Exercise...............................................................10
     5.2      Manner of Exercise.............................................................10
     5.3      Conditions to Issuance of Common Shares........................................12
     5.4      Rights as Shareholders.........................................................12
     5.5      Ownership and Transfer Restrictions............................................12
     5.6      Limitations on Exercise of Options.............................................12
ARTICLE 6. AWARD OF RESTRICTED COMMON SHARES.................................................13
     6.1      Award Agreement................................................................13
     6.2      Award of Restricted Common Shares..............................................13
     6.3      Rights as Shareholders.........................................................14
     6.4      Restriction....................................................................14
     6.5      Lapse of Restrictions..........................................................14
     6.6      Repurchase of Restricted Common Shares.........................................15
     6.7      Escrow.........................................................................15
     6.8      Legend.........................................................................15
ARTICLE 7. ADMINISTRATION....................................................................15
     7.1      Committee......................................................................15
     7.2      Duties and Powers of Committee.................................................15
     7.3      Compensation; Professional Assistance; Good Faith Actions......................15
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                                       (i)

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ARTICLE 8. MISCELLANEOUS PROVISIONS..........................................................16
     8.1      Not Transferable...............................................................16
     8.2      Amendment, Suspension or Termination of this Plan..............................16
     8.3      Changes in Common Shares or Assets of the Company, Acquisition or
                 Liquidation of the Company and Other Corporate Events.......................17
     8.4      Approval of Plan by Shareholders...............................................19
     8.5      Continued Employment...........................................................19
     8.6      Tax Withholding................................................................19
     8.7      Loans..........................................................................20
     8.8      Forfeiture Provisions..........................................................20
     8.9      Limitations Applicable to Section 16 Persons and Performance-Based
                 Compensation................................................................20
     8.10     Restrictions...................................................................20
     8.11     Restrictive Legend.............................................................21
     8.12     Effect of Plan Upon Option and Compensation Plans..............................22
     8.13     Compliance with Laws...........................................................22
     8.14     Titles.........................................................................22
     8.15     Governing Law..................................................................22
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                                      (ii)

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                         AMERICAN FINANCIAL REALTY TRUST
                           2002 EQUITY INCENTIVE PLAN
               (As Amended and Restated, Effective April 12, 2003)

     American Financial Realty Trust, a Maryland real estate investment trust (the "Company"), initially adopted the American Financial Realty Trust 2002 Equity Incentive Plan (the "Plan"), effective September 10, 2002, for the benefit of Employees, Consultants and Trustees of the Company and First States Group, L.P. The Company hereby amends and restates the Plan, effective April 12, 2003, as set forth herein.

     The purposes of this Plan are (a) to recognize and compensate selected Employees, Consultants and Trustees who contribute to the development and success of the Company and its Affiliates and Subsidiaries, (b) to maintain the competitive position of the Company and its Affiliates and Subsidiaries by attracting and retaining, Employees, Consultants and Trustees, and (c) to provide incentive compensation to Employees, Consultants and Trustees based upon the Company's and/or Affiliate's and Subsidiary's performance.

                             ARTICLE 1. DEFINITIONS

     1.1 General. Wherever the following initially capitalized terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     "Administrator" shall mean the President and Chief Executive Officer of the Company.

     "Affiliate" shall mean any entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company, including without limitation, FS OP.

     "Award" shall mean the grant or award of Options or Restricted Common Shares under this Plan.

     "Award Agreement" shall mean the agreement granting Options or awarding Restricted Common Shares. Such Award Agreement shall be executed by an officer of the Company and the Employee, Consultant or Trustee receiving such grant.

     "Award Limit" shall mean 1,516,000 of Common Shares subject to an Option and 600,000 shares of Restricted Common Shares awarded to a Participant in any Plan Year.

     "Board" shall mean the Board of Trustees of the Company, as comprised from time to time.

     "Cause" shall, except as otherwise defined in the Participant's Employment Agreement, mean (i) the conviction of the Employee of, or the entry of a plea of guilty or nolo contendere by the Employee to, a felony (exclusive of any felony relating to negligent operation of a motor vehicle and not including a conviction, plea of guilty or nolo contendere arising solely under a statutory provision imposing criminal liability upon the Employee on a per se basis due to the Company offices held by the Employee, so long as any act or omission of the Employee with respect to such matter was not taken or omitted in contravention of any applicable policy or

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directive of the Board), (ii) a willful breach of his duty of loyalty which is materially detrimental to the Company, (iii) a willful failure to perform or adhere to explicitly stated duties that are consistent with the terms of his position with the Company, or the Company's reasonable and customary guidelines of employment or reasonable and customary corporate governance guidelines or policies, including without limitation any business code of ethics adopted by the Board, or to follow the lawful directives of the Board (provided such directives are consistent with the terms of the Participant's Employment Agreement), which, in any such case, continues for thirty (30) days after written notice from the Board to the Employee, or (iv) gross negligence or willful misconduct in the performance of the Employee's duties. No act, or failure to act, on the Employee's part will be deemed "gross negligence" or "willful misconduct" unless done, or omitted to be done, by the Employee not in good faith and without a reasonable belief that the Employee's act, or failure to act, was in the best interest of the Company. The Committee shall determine, in good faith, if an Employee has been terminated for Cause.

     "Change in Control" shall, except as otherwise defined in the Participant's Employment Agreement, mean the occurrence of any of the following events: (a) any person, entity or affiliated group, excluding the Company or any employee benefit plan of the Company, acquiring more than 50% of the then outstanding voting shares of the Company, (b) the consummation of any merger or consolidation of the Company into another company, such that the holders of the voting shares of the Company immediately after such merger or consolidation are less than 50% of the voting power of the surviving company or the parent of the surviving company, (c) the complete liquidation of the Company or the sale or disposition of all or substantially all of the Company's assets, such that after the transaction, the holders of the voting shares of the Company immediately prior to the transaction is less than 50% of the voting securities of the acquiror or the parent of the acquiror, or (d) a majority of the Board votes in favor of a decision that a Change in Control has occurred.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Compensation Committee of the Board.

     "Common Shares" shall mean the common shares of beneficial ownership, par value $0.001 per share, of the Company.

     "Company" shall mean American Financial Realty Trust, a Maryland real estate investment trust, or any business organization which succeeds to its business and elects to continue this Plan. For purposes of this Plan, the term Company shall include, where applicable, the employer of the Employee or Consultant, including without limitation FS OP or such other Affiliate or Subsidiary who employs the Employee or the Consultant.

     "Consultant" shall mean a professional or technical expert, consultant or independent contractor who provides services to the Company or an Affiliate or Subsidiary, and who may be selected to participate in the Plan.

     "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 2401(c) of the
Code) of the Company or an

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Affiliate or Subsidiary of the Company, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

     "Employment Agreement" shall mean the employment, consulting or similar contractual agreement entered into by the Employee or the Consultant, as the case may be, and the Company governing the terms of the Employee's or Consultant's employment with the Company, if any.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of a share of Commons Shares, as of a given date, shall be determined pursuant to Section 4.7.

     "FS OP" means First State Group, L.P., of which the Company is a limited partner and the sole owner of the general partner.

     "Good Reason" shall only apply, and shall only have the meaning, as contained in the Participant's Employment Agreement. Any provision herein that relates to a Termination of Employment by the Participant for Good Reason shall have no effect if there is no Employment Agreement or the Employment Agreement does not contain a provision permitting the Participant to terminate for Good Reason.

     "Grant" shall mean the granting of Options and/or Restricted Common Shares by the Committee to an eligible Employee, Consultant or Trustee.

     "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     "Independent Trustee" shall mean a member of the Board who would not otherwise be classified as an Employee except for his or her position as a member of the Board.

     "Non-Qualified Stock Option" shall mean an Option which the Committee does not designate as an Incentive Stock Option.

     "144A Offering" means the private placement of Common Shares of beneficial ownership of the Company pursuant to the formation of the Company.

     "Option" shall mean an option to purchase Common Shares that is granted under Article 4 of this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Trustees and Consultants shall be Non-Qualified Stock Options.

     "Option Period" shall have the meaning ascribed thereto in Section 8.10.

     "Participant" shall mean an Employee, Consultant or Trustee who has been determined as eligible to receive a Grant pursuant to Section 3.2.

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     "Permanent Disability" or "Permanently Disabled" shall, except as otherwise defined in the Participant's Employment Agreement, mean the inability of an Employee, Consultant or a Trustee due to a physical or mental impairment to perform the material services of his position with the Company for a period of six (6) months, whether or not consecutive, during any 365-day period. A determination of Permanent Disability shall be made in good faith by the Committee. Notwithstanding the foregoing, if a Participant is determined to be Permanently Disabled pursuant to the terms of his Employment Agreement, he shall be Permanently Disabled for purposes of this Plan.

     "Plan" shall mean the American Financial Realty Trust 2002 Equity Incentive Plan, as embodied herein and as amended from time to time.

     "Plan Year" shall mean the fiscal year of the Company.

     "Restricted Common Shares" shall mean Common Shares awarded under Article 6 of this Plan.

     "Retirement" or "Retire" shall, except as otherwise defined in the Participant's Employment Agreement, mean a Participant's Termination of Employment with the Company on or after his 65 birthday.

     "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time.

     "Section 162(m) Participant" shall mean any Employee the Committee designates to receive a Grant whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code, as determined by the Committee in its sole discretion.

     "Subsidiary" shall mean an entity in an unbroken chain beginning with the Company if each of the entities other than the last entity in the unbroken chain owns 50 percent or more of the total combined voting power of all classes of equity in one of the other entities in such chain.

     "Termination of Employment" shall mean the date on which the employee-employer, contractual or similar relationship between a Participant and the Company is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination of employment by resignation, discharge, death, Permanent Disability or Retirement, but excluding (i) termination of employment where there is a simultaneous reemployment or continuing employment of a Participant by the Company, and (ii) at the discretion of the Committee, termination of employment which result in a temporary severance of the employee-employer relationship. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to a Termination of Employment (subject to the provisions of any Employment Agreement between a Participant and the Company), including, but not limited to all questions of whether particular leaves of absence constitute a Termination of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change the employee-employer, contractual or similar relationship shall constitute a Termination of

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Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

     "Trustee" shall mean a member of the Company's Board.

     "Vest", "Vested" or "Vesting" shall mean the percentage by which a Participant shall vest in his Grant in accordance with his Award Agreement.

                    ARTICLE 2. COMMON SHARES SUBJECT TO PLAN

     2.1 Common Shares Subject to Plan.

          2.1.1 The Common Shares subject to an Option or award of Restricted Common Shares shall be shares of the Company's authorized but unissued, reacquired, or treasury Common Shares. The aggregate number of such shares which may be issued upon exercise of such Options is 3,125,000 Common Shares (which includes any restricted Common Shares received by the Participant as a result of the early exercise of an Option pursuant to Section 4.6.3) and the number of such shares which may be granted as Restricted Common Shares is 1,500,000 (which does not include any restricted Common Shares received by the Participant as a result of the early exercise of an Option pursuant to Section 4.6.3).

          2.1.2 The maximum number of Common Shares which may be awarded to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, Common Shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of Common Shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option, both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

     2.2 Add-back of Grants. If any Option expires or is canceled without having been fully exercised, is exercised in whole or in part for cash as permitted by this Plan, or is exercised prior to becoming vested as permitted under Section
4.6.3 and is forfeited prior to becoming vested, the number of Common Shares subject to such Option but as to which such Option or other right was not exercised or vested prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any Common Shares subject to a Grant which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another entity shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Shares which are delivered by the Participant or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the

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limitations of Section 2.1. If any share of Restricted Common Shares is forfeited by the Participant, such Common Shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Shares may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

                ARTICLE 3. ELIGIBILITY; GRANTS; AWARD AGREEMENTS

     3.1 Eligibility. Any Employee, Consultant or Trustee selected to participate pursuant to Section 3.2 shall be eligible to participate in the Plan.

     3.2 Grants. The Administrator shall determine which Employees, Consultants and/or Trustees, other than himself, shall receive a Grant, whether the Employee, Consultant or Trustee will receive Options and/or Restricted Common Shares, whether the Option Grant shall be of Incentive Stock Options and/or Non-Qualified Stock Options, and the number of Common Shares subject to such Grant, subject to Committee review and approval. The Committee shall determine the terms of any Grant to the Administrator, the number of Common Shares subject to such Grant, whether the Administrator shall receive Options and/or Restricted Common Shares, and whether the Option Grant shall be of Incentive Stock Options and/or Non-Qualified Stock Options, in accordance with the terms of the Participant's Employment Agreement, if any. Notwithstanding the foregoing, the terms and conditions of a Grant intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     3.3 Provisions Applicable to Section 162(m) Participants.

          3.3.1 Notwithstanding anything in the Plan to the contrary, the Committee may grant Options and/or Restricted Common Shares to a Section 162(m) Participant that Vest upon the attainment of performance targets for the Company which are related to one or more of the following performance goals:
                    (i) pre-tax income, (ii) operating income, (iii) cash flow,
                    (iv) earnings per share, (v) return on equity, and/or (vi) return on invested capital or assets, (vii) cost reductions or savings, (vii) such other identifiable and measurable performance objectives, as determined by the Committee or, if applicable, the Administrator, pursuant to the terms of a Participant's Employment Agreement and subject to Committee review and approval.

          3.3.2 To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee or, if applicable, the Administrator pursuant to a Participant's

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                    Employment Agreement and subject to Committee review and
                    approval, shall, in writing, (i) designate one or more
                    Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee or if applicable, the Administrator, shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee or, if applicable, the Administrator, shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee or, if applicable, the Administrator, may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

     3.4 Award Agreement. Upon the selection of an Employee, Consultant or Trustee to become a Participant and receive a Grant, the Committee shall cause a written Award Agreement to be issued to such individual encompassing the terms and conditions of such Grant, as determined by the Committee in its sole discretion; provided, however, that if applicable, the terms of such Award Agreement shall comply with the terms of such Participant's Employment Agreement, if any. Such Award Agreement shall provide for the exercise price for Options and the purchase price for Restricted Common Shares, the exercisability and Vesting schedule, payment terms and such other terms and conditions of such Grant, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Participant surrender for cancellation some or all of the unexercised Options or awards of Restricted Common Shares which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of Common Shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of Common Shares, price, exercise period or any other term or condition of such surrendered Option or award of Restricted Common Shares. Each Award Agreement shall be executed by the Participant and an officer or a Director (other than the Participant) of the Company authorized to sign such Award Agreement and shall contain such terms and conditions that are consistent with the Plan, including but not limited to the exercisability and Vesting schedule, if any, as the Committee in its sole discretion shall determine. All Grants shall be made conditional upon the Participant's acknowledgment, in writing in the Award Agreement or otherwise or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his beneficiaries and any other person having or claiming an interest under such Grant.

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                               ARTICLE 4. OPTIONS

     4.1 Award Agreement for Option Grant. Option grants shall be evidenced by an Award Agreement, pursuant to Section 3.4. Award Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     4.2 Option Price. The price per share of the Common Shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Shares, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Shares on the date the Option is granted, (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Shares on the date the Option is granted, and (iii) in the case of Non-Qualified Stock Options granted to Independent Trustees after the Company is subject to the Exchange Act, such price shall equal 100% of the Fair Market Value of a share of Common Shares on the date the Option is granted.

     4.3 Qualification for Incentive Stock Options. The Committee may grant an Incentive Stock Option to an individual if such person is an Employee of the Company or is an Employee of an Affiliate or Subsidiary as permitted under
Section 422(a)(2) of the Code.

     4.4 Change in Incentive Stock Option Grant. Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an Incentive Stock Option under Section 422 of the Code. To the extent that the aggregate Fair Market Value of Common Shares with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required or permitted by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were Granted. For purposes of this Section 4.4, the Fair Market Value of Common Shares shall be determined as of the time the Option with respect to such Common Shares is granted, pursuant to Section 4.7.

     4.5 Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Such Incentive Stock Options shall be subject to Section 5.6, except as limited by the requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options.

     4.6 Option Exercisability and Vesting.

          4.6.1 The period during which Options in whole or in part become exercisable and vest in the Participant shall be set by the Committee and shall be as provided for in the Award Agreement. At any time after the grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option becomes exercisable and Vests.

          4.6.2 In each Award Agreement, the Committee shall indicate whether the portion of the Options, if any, that remains non-exercisable and non-vested upon the Participant's Termination of Employment with the Company are forfeited. In so specifying, the Committee may differentiate between the reason for the Participant's Termination of Employment.

          4.6.3 At any time on or after the grant of an Option, the Committee may provide in an Award Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any Common Shares so purchased shall be restricted Common Shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the price per share paid by the Participant for the Common Shares, or (ii) the Fair Market Value of such Common Shares at the time of repurchase, or such other restrictions as the Committee deems appropriate. The Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Shares, subject to the restrictions and provisions of his Award Agreement, including the right to vote such Common Shares and to receive all dividends and other distributions paid or made with respect to Common Shares.

          4.6.4 Any Options which are not exercisable and Vested upon the occurrence of a Change in Control, including restricted Common Shares received upon the exercise of an Option as described in Section 4.6.3 above, shall become 100% exercisable, if not previously exercised, and 100% Vested, unless the Award Agreement or the Participant's Employment Agreement provides otherwise.

     4.7 Fair Market Value. The Fair Market Value of a share of Commons Shares as of a given date shall be (i) the closing price of a share of Common Shares on the principal exchange

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on which shares of Common Shares are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if Common Shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, either the (a) closing sale price, or
(b) the mean between the closing representative bid and asked prices for the Common Shares on the trading day previous to such date as reported by NASDAQ or such successor quotation systems, as may be appropriate, or (iii) if Common Shares are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Shares as established by the Company acting in good faith. The Fair Market Value as determined by the Company in good faith and in the absence of fraud shall be binding and conclusive upon all parties hereto, and in any event the Participant agrees to accept and shall not challenge any determination of Fair Market Value made by the Company. If the Company subdivides (by split, dividend or otherwise) the Common Shares into a greater number of Common Shares, or combines (by reverse split or otherwise) the Common Shares into a smaller number of Common Shares after the Company shall have determined the Fair Market Value for the Common Shares subject to a Grant (without taking into consideration such subdivision or combination) and prior to the consummation of the purchase, the Fair Market Value shall be appropriately adjusted to reflect such subdivision or combination, and the Company's good faith determination as to any such adjustment shall be binding and conclusive on all parties hereto.

                         ARTICLE 5. EXERCISE OF OPTIONS

     5.1 Partial Exercise. At any time and from time to time prior to the time when any exercisable Option or portion thereof becomes unexercisable under the Plan or the Award Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional Common Shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a minimum number of Common Shares.

     5.2 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Company of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the Award Agreement:

          5.2.1 A written notice signed by the Participant or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is being exercised, provided such notice complies with all applicable rules established by the Committee from time to time;

          5.2.2 Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, causing legends to be placed on Common Share certificates and issuing stop-transfer notices to agents and registrars;

          5.2.3     In the event that the Option shall be exercised pursuant to
                    Section 8.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and

          5.2.4 Full payment (in cash or by a certified check) for the Common Shares with respect to which the Option or portion thereof is exercised, including the amount of any withholding tax due, unless with the prior written consent of the Committee:

                    5.2.4.1. payment is delayed for up to thirty (30) days from the date the Option or portion thereof is exercised;

                    5.2.4.2. payment, in whole or in part, is made through the delivery of shares of Common Shares owned by the Participant, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, provided, that shares of Common Shares used to exercise the Option have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option;

                    5.2.4.3. payment, in whole or in part, is made through the surrender of shares of Common Shares then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

                    5.2.4.4. payment, in whole or in part, is made through the delivery of property of any kind which constitutes good and valuable consideration;

                    5.2.4.5. payment, in whole or in part, is made through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee in its sole discretion;

                    5.2.4.6. after a public offering of the Common Shares, payment through a broker at the time required in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

                    5.2.4.7. payment is made through any combination of the consideration provided for in this Section 5.2.4 or such other method approved by the Committee consistent with applicable law. In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of delayed payment, a promissory note or by a loan from the Company when or where such delayed payment, loan or other extension of credit is prohibited by law.

     5.3 Conditions to Issuance of Common Shares. The Company shall not be required to issue or deliver any certificate or other indicia evidencing ownership of shares of Common Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          5.3.1 The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

          5.3.2 The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience;

          5.3.3 The receipt by the Company of full payment for such Common Shares, including payment of any applicable withholding tax; and

          5.3.4 The Participant agreeing to the terms and conditions of the Plan and the Award Agreement.

     5.4 Rights as Shareholders. The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any Common Shares purchasable upon the exercise of any part of an Option unless and until certificates or other indicia representing such Common Shares have been issued by the Company to such holders.

     5.5 Ownership and Transfer Restrictions. The Committee, in its absolute discretion, may impose at the time of Grant such restrictions on the ownership and transferability of the Common Shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the Award Agreement and may be referred to on the certificates or other indicia evidencing such Common Shares.

     5.6 Limitations on Exercise of Options.

          5.6.1 Vested Incentive Stock Options may not be exercised after the earlier of (i) their expiration date, (ii) twelve (12) months from the date of the Participant's death, (iii) twelve (12) months from the date of the Participant's Termination of Employment by reason of his Permanent Disability, or (iv) the expiration of three (3) months from the date of the

                    Participant's Termination of Employment for any reason other than such Participant's death or Permanent Disability, unless the Participant dies within said three-month period. Leaves of absence for less than 90 days shall not cause a Termination of Employment for purposes of Incentive Stock Options.

          5.6.2 Non-Qualified Stock Options may be exercised up until their expiration date, unless the Committee provides otherwise in the Award Agreement.

                  ARTICLE 6. AWARD OF RESTRICTED COMMON SHARES

     6.1 Award Agreement. Grants of Restricted Common Shares shall be evidenced by an Award Agreement, pursuant to Section 3.4. Award Agreements evidencing Restricted Common Shares intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     6.2 Award of Restricted Common Shares.

          6.2.1 The Committee may from time to time, in its absolute discretion, consistent with this Plan:

                    6.2.1.1. Determine the aggregate number of Common Shares to be awarded as Restricted Common Shares to Employees, Consultants and/or Trustees;

                    6.2.1.2. Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Common Shares, and

                    6.2.1.3.  Determine when the restrictions lapse.

                    6.2.1.4. The Administrator shall determine which Employees, Consultants and/or Trustees shall receive a Grant of Restricted Common Shares and the amount of such Grant, subject to Committee review and approval.

          6.2.2 Notwithstanding the foregoing, and excluding a Grant of Restricted Common Shares to Independent Trustees in connection with the 144A Offering, no Restricted Common Share Awards shall be made until the date immediately after the closing of any private or public offering or series of offerings of Common Shares effected subsequent to the 144A Offering and in connection with raising new equity capital for the Company or any Affiliate, or Common Shares are issued in connection with the acquisition or any series of acquisitions of real estate assets, or any combination thereof, with aggregate net proceeds or an aggregate net value of at least $150 million, or any combination of offerings or acquisitions with aggregate net proceeds or an aggregate net value of at least $150 million.

          6.2.3 The Committee may establish the purchase price, if any, and form of payment for Restricted Common Shares. If the Committee establishes a purchase price, the purchase price shall be no less than the par value of the Common Shares to be purchased, unless otherwise permitted by applicable state law.

          6.2.4 Upon the selection of an Employee, Consultant or Trustee to be awarded Restricted Common Shares, the Committee shall instruct the Secretary of the Company to issue such Restricted Common Shares and may impose such conditions on the issuance of such Restricted Common Shares as it deems appropriate.

          6.2.5 Restricted Common Share Grants shall vest pursuant to the Award Agreement.

     6.3 Rights as Shareholders. Upon delivery of the shares of Restricted Common Shares to the Participant or the escrow holder pursuant to Section 6.7, the Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Shares, subject to the restrictions and provisions of his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Common Shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Shares shall be subject to the restrictions set forth in Section 6.4.

     6.4 Restriction. All shares of Restricted Common Shares issued under this Plan (including any Common Shares received by holders thereof with respect to shares of Restricted Common Shares as a result of stock dividends, stock splits or any other form of recapitalization, if any) shall at the time of Grant, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall, in its sole discretion, determine, which restrictions may include, without limitation, restrictions concerning voting rights, transferability, Vesting, Company performance and individual performance; provided, however, that by action taken subsequent to the time Restricted Common Shares are issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Common Shares may not be sold or encumbered until all restrictions are terminated or expire.

     6.5 Lapse of Restrictions. The restrictions shall lapse in accordance with the terms of the Award Agreement. In the Award Agreement, the Committee shall indicate whether Restricted Common Shares then subject to restrictions are forfeited or if the restrictions shall lapse upon the Participant's Termination of Employment. In so specifying, the Committee may differentiate between the reason for the Participant's Termination of Employment.

     6.6 Repurchase of Restricted Common Shares. The Committee may provide in the terms of the Award Agreement awarding Restricted Common Shares that the Company shall have call rights, a right of first offer and/or a right of refusal regarding Restricted Common Shares then subject to restrictions.

     6.7 Escrow. The Company may appoint an escrow holder to retain physical custody of each certificate or control of each other indicia representing Restricted Common Shares until all of the restrictions imposed under the Award Agreement with respect to the Common Shares evidenced by such certificate expire or shall have been removed.

     6.8 Legend. In order to enforce the restrictions imposed upon shares of Restricted Common Shares hereunder, the Committee shall cause a legend or restrictions to be placed on certificates of Restricted Common Shares that are still subject to restrictions under Award Agreements, which legend or restrictions shall make appropriate reference to the conditions imposed thereby.

                            ARTICLE 7. ADMINISTRATION

     7.1 Committee. The Plan shall be administered by the Compensation Committee of the Board, except to the extent otherwise provided for herein with respect to the Administrator. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Articles of Incorporation, by-laws, and with applicable law. The majority vote of the Committee, or for acts taken in writing without a meeting by the unanimous written consent of the members of the Committee, shall be valid acts of the Committee. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board.

     7.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options or Restricted Common Shares are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such Grant or Award under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of
Section 422 of the Code.

     7.3 Compensation; Professional Assistance; Good Faith Actions. Unless otherwise determined by the Board, members of the Committee shall receive no compensation for their services. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Trustees shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons.

No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan and any Grants made hereunder, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                       ARTICLE 8. MISCELLANEOUS PROVISIONS

     8.1 Transferability.

          8.1.1 Not Transferable. No Option or Restricted Common Share or any right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section
                    8.1.1 shall prevent transfers by will or by the applicable laws of descent and distribution or as permitted in Section
                    8.1.2 below. The Committee shall not be required to accelerate the exercisabilty of a Grant or otherwise take any action pursuant to a divorce or similar proceeding in the event Participant's spouse is determined to have acquired a community property interest in all or any portion of a Grant. Except as provided below, during the lifetime of the Participant, only he may exercise a Grant (or any portion thereof) granted to him under the Plan. After the death of the Participant, any exercisable portion of a Grant, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement or other agreement, may be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

          8.1.2 Transfer of Non-Qualified Stock Options. Notwithstanding the foregoing, the Committee may provide in an Award Agreement, or amend an otherwise outstanding Award Agreement to provide, that a Participant may transfer Non-Qualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of a Non-Qualified Stock Option and the transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Non-Qualified Stock Option immediately before the transfer.

     8.2 Amendment, Suspension or Termination of this Plan.

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

          8.2.1 Except as otherwise provided in this Section 8.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided, however, no action of the Board or the Committee may be taken that would otherwise require shareholder approval as a matter of applicable law, regulation or rule, without the consent of the shareholders. No amendment, suspension or termination of this Plan shall, without the consent of the Participant, impair any rights or obligations under any Grant theretofore made to the Participant, unless such right has been reserved in the Plan or the Award Agreement. No Grant may be made during any period of suspension or after termination of this Plan. In no event may any Grant be made under this Plan after the first to occur of the following events:

                    8.2.1.1. the expiration of ten (10) years from the initial date the Plan is adopted by the Board; or

                    8.2.1.2. the expiration of ten (10) years from the date the Plan initially is approved by the Company's shareholders under Section 8.4.

          8.2.2 Notwithstanding the foregoing, the Board or the Committee may take any action necessary to comply with a change in applicable law, irrespective of the status of any Grant as Vested or unvested, exercisable or unexercisable, at the time of such change in applicable law.

     8.3 Changes in Common Shares or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          8.3.1 In the event that the Committee determines, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Common Shares, other securities, or other property), on account of a recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar event, affects the Common Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of the following:

                    8.3.1.1. the number and kind of Company shares with respect to which a Grant may be made under the Plan;

                    8.3.1.2. the number and kind of Company shares subject to an outstanding Grant; and

                    8.3.1.3. the exercise price or purchase price with respect to any Grant.

          8.3.2     In the event of any transaction or event described in
                    Section 8.3.1 or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines, in its sole discretion, that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Grant, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                    8.3.2.1. the Committee may provide, either by the terms of the Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, for (i) the purchase of any such Grant for the payment of an amount of cash equal to the amount that could have been attained upon the exercise of such Grant or realization of the Participant's rights had such Grant been currently exercisable, payable, fully Vested or the restrictions lapsed, or (ii) the replacement of such Grant with other rights or property selected by the Committee;

                    8.3.2.2. the Committee may provide in the terms of such Award Agreement that the Grant cannot be exercised after such event;

                    8.3.2.3. the Committee may provide, by the terms of such Grant or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Grant shall be exercisable, notwithstanding anything to the contrary in Section 4.6 or the provisions of such Grant;

                    8.3.2.4. the Committee may provide, by the terms of such Grant or by action taken prior to the occurrence of such transaction or event, that upon such event, such Grant be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Grants covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                    8.3.2.5. the Committee may make adjustments in the number and type of shares of Common Shares subject to outstanding Options and in the number and kind of outstanding Restricted Common Shares and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Grants, and rights and awards which may be granted in the future; and

                    8.3.2.6. the Committee may provide either by the terms of a Restricted Common Share Award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of the Restricted Common Shares may be terminated, and some or all shares of such Restricted Common Shares may cease to be subject to forfeiture under Section 6.5 or repurchase under Section 6.6 after such event.

          8.3.3 Subject to Section 8.8, the Committee may, in its sole discretion, at the time of Grant, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate and in the best interests of the Company; provided, however, that no such provisions or limitations shall be contrary to the terms of the Participant's Employment Agreement or the terms of this Plan.

          8.3.4 Notwithstanding the foregoing, in the event of a transaction or event described in Sections 8.3.1 or any unusual or nonrecurring transactions or events affecting the Company, no action pursuant to this Section 8.3 shall be taken that is specifically prohibited under applicable law, the rules and regulations of any governing governmental agency or national securities exchange, or the terms of the Participant's Employment Agreement.

     8.4 Approval of Plan by Shareholders. This Plan will be submitted for the approval of the Company's shareholders within twelve (12) months after the date of the Board's initial adoption of this Plan. If the shareholders fail to approve this Plan, all Options granted hereunder shall be Non-Qualified Stock Options.

     8.5 Continued Employment. Nothing in this Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue his employment, consulting or similar relationship with the Company or an Affiliate, whether as an Employee, Consultant, Trustee or otherwise, or shall interfere with or restrict in any way the rights of the Company or an Affiliate, which are hereby expressly reserved, to discharge or terminate the relationship with any Participant at any time for any reason whatsoever, subject to the terms of any Employment Agreement entered into by the Participant and the Company or Affiliate.

     8.6 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, Vesting, exercise of any Option, or the lapse of restrictions on Restricted Common Shares. The Committee may, in its sole discretion and in satisfaction of the foregoing requirement, allow such Participant to elect to have the Company withhold shares of Common Shares otherwise issuable under such Option (or allow the return of shares of Common Shares) having a Fair Market Value equal to the sums required to be withheld; provided, however, that any Common Shares withheld shall be no greater than an amount that does not exceed the Participant's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

     8.7 Loans. The Committee may, in its discretion, extend one or more loans to Participants in connection with the exercise or receipt of an Option granted under this Plan, or the issuance of Restricted Common Shares awarded under this Plan; provided, however, that no such loan shall be made if prohibited by law. The terms and conditions of any such loan shall be set by the Committee.

     8.8 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Grants, the Committee shall have the right to provide, in the terms of such Grant, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or resale of any Common Shares underlying such Grant, must be paid to the Company until such time the Company becomes publicly traded, and (ii) the Grant shall terminate and any unexercised portion of such Grant (whether or not Vested) shall be forfeited, if (a) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Grant, (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or as specified in the Participant's Employment Agreement, or (c) the Company terminates the Employee with or without Cause.

     8.9 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option and Restricted Common Shares granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act). To the extent permitted by applicable law, Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan to the contrary, any Grant which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     8.10 Restrictions.

          8.10.1 Except as otherwise provided for in the Award Agreement, upon any Termination of Employment, for a one year period thereafter, the Company shall have the right, but not the obligation, to purchase all Vested Common Shares awarded hereunder or acquired pursuant to a Grant, for their Fair Market Value at the time of purchase by the Company. These rights shall be in addition to the right of first refusal pursuant to Section 8.10.2; provided, however, that in the event the Company decides not to exercise its rights pursuant to Section 8.10.2, the provisions of this Section
                    8.10.1 shall cease to apply with respect to those Common Shares that were offered to the Company and sold in accordance with the provisions of Section 8.10.2.

          8.10.2 Except as otherwise provided for in the Award Agreement, if an individual desires and is permitted to sell, encumber, or otherwise dispose of shares of Common Shares awarded hereunder or acquired pursuant to a Grant, the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Common Shares, (ii) the certificate number and number of shares of Common Shares proposed to be transferred or encumbered, (iii) the proposed price, (iv) all other terms of the proposed transfer, and
                    (v) a written copy of the proposed offer. Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Common Shares same price and on the same terms as contained in such notice (the "Option Period"). In the event the Company does not exercise the option to purchase the Common Shares, as provided above, the individual shall have the right to sell, encumber or otherwise dispose of his shares of Common Shares on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 30 days after the expiration of the Option Period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

          8.10.3 On and after the date a class of the Company's securities are registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, the Company shall have no further right to purchase shares of Common Shares under this Section 8.10, and its limitations shall be null and void.

          8.10.4 Notwithstanding the foregoing, the Committee may require that a Participant execute any other documents it deems necessary or desirable with respect to any Common Shares distributed or purchased pursuant to this Plan.

     8.11 Restrictive Legend. All of the Common Shares now outstanding or hereafter issued and/or owned shall be held and transferred subject to the terms of the restrictions herein contained and every certificate representing a share of Common Shares shall contain the

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

following legend: "These shares are held subject to the terms of a certain Company plan and such shares may only be transferred in accordance with the terms thereof. A copy of such plan is available at the office of the Company."

     8.12 Effect of Plan Upon Option and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Consultants or Trustees, or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     8.13 Compliance with Laws. This Plan, the granting and Vesting of Grants under this Plan and the issuance and delivery of shares of Common Shares and the payment of money under this Plan or under Grants awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     8.14 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     8.15 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the laws of the Commonwealth of Pennsylvania, without regard to conflicts of laws thereof.

                                   * * * * * *

     I hereby certify that the foregoing Plan, as amended and restated, was duly adopted by the Board of Trustees of American Financial Realty Trust on April 12, 2003.

     Executed on this      day of April, 2003
                      ----


                                          --------------------------------------
                                          Nicholas S. Schorsch
                                          President, Chief Executive Officer and
                                          Vice Chairman of the Board of Trustees

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